UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  (Date of earliest event reported): April 25, 2012

Rock-Tenn Company
(Exact name of registrant as specified in charter)

Georgia	001-12613	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 26, 2012, Rock-Tenn Company will host its quarterly conference call to discuss its financial results for the second quarter of fiscal 2012 and other topics that may be raised during the discussion.  The presentation to be used in connection with the conference call is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits

	99.1	Fiscal Year 2012 2nd Quarter Earnings Conference Call Presentation (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date:	April 25, 2012	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice-President, Chief Financial Officer
And Chief Administrative Officer (Principal Financial Officer)

3

INDEX TO EXHIBITS

Exhibit Number and Description

99.1	Fiscal Year 2012 2nd Quarter Earnings Conference Call Presentation (furnished pursuant to Item 2.02)

4